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                      MANUFACTURING LICENSE AGREEMENT

     THERMOGENESIS CORP., a Delaware corporation ("THERMO"), and On-Time Manufacturing, Inc., a Nevada corporation ("On-Time"), enter into this Manufacturing License Agreement (the "Agreement"), and each agrees, effective July 30, 1996, as follows:

1.   BACKGROUND AND PURPOSE.

     1.1. THERMO has obtained from the Food and Drug Administration ("FDA") preliminary market notification approval (a "510(k) approval") for the sale of certain plasma freezers ("Freezers"), plasma thawers ("Thawers"), and for the sale of applicators for use with fibrinogen and thrombin (the "Applicators") and is seeking approval, or will seek approval upon final development, of its (i) system for harvesting fibrinogen rich cryoprecipitate from an autologous source (the "Fibrinogen System"), (ii) stem cell CRF storage and retrieval system (the "Stem Cell System"), and
(iii) long term blood sample storage and retrieval system (the "Blood Archive System"), including system and component parts (collectively "Systems"). THERMO has filed patent applications, or is in the process of preparing patent applications, with respect to its products and desires to have parts and components of its Freezers, Thawers and Systems manufactured by On-Time pursuant to the terms of this Agreement.

     1.2. On-Time has specialized manufacturing facilities and experience, and desires to manufacture THERMO products pursuant to the license and terms of this Agreement, and further desires to provide for payment of such manufacturing services through issuance of THERMO common stock to On-Time, as provided in this Agreement.

     1.3. On-Time and THERMO contemplate manufacturing costs of $2,500,000 over the next thirty months, and THERMO is committed to use On-Time manufacturing capabilities to that extent, subject to the conditions and limitations set forth in this Agreement.

2.    MANUFACTURE RIGHTS; PRODUCTS; AND MANUFACTURE OF PRODUCTS.

     2.1. PRODUCTS TO BE MANUFACTURED; APPOINTMENT. During the term of this Agreement, and subject to the conditions and limitations set forth below, THERMO appoints and licenses On-Time as its manufacturer for the product, parts, components, templates and tooling (and assembly to the extent requested by THERMO) listed on Exhibit A, as may be amended by THERMO in its sole discretion from time to time (the "Products").





     2.2. SEMI-EXCLUSIVE RIGHT TO MANUFACTURE PRODUCTS. THERMO appoints and licenses On-Time, and On-Time accepts from THERMO, the semi-exclusive right, license and privilege, as an independent manufacturer for THERMO to manufacture the Products on THERMO's behalf. By this appointment, THERMO agrees that On-Time shall have the exclusive right to produce and manufacture the Products for THERMO, subject to the conditions set forth in below:

     2.2.1. FAIR PRICE PROVISION. All prices bid or invoiced for parts and service expended on THERMO's behalf in the manufacture of any Product shall be approximately equal to competitive prices of similar manufacturing facilities, wherever located, and in no event more than standard or customary costs On-Time charges to any other customer.

     2.2.2. ADEQUATE FACILITIES. On-Time shall insure that at all times there is adequate availability of equipment and resources to meet THERMO's manufacturing requirements, and shall use its best efforts to meet all designated delivery dates for Products to be manufactured. Notwithstanding the foregoing, any delivery that is actually made more than ten (10) days beyond the scheduled date shall be deemed a technical breach of the semi-exclusive grant, and THERMO retains the right to have manufactured all Products necessary to fulfill its commitments outside of On-Time and upon such terms as THERMO may negotiate.

     2.2.3. QUALITY CONTROL. On-Time shall insure at all times adequate quality controls, including ISO certification if required and FDA good manufacturing practices, and shall obtain all required approvals or reviews by the FDA or any other state agency for the manufacture of the Products.

     2.2.4. FAILURE TO COMPLY. Failure of On-Time to comply with any of the provisions under this section 2.2. shall result in an automatic loss of the semi-exclusive license granted hereunder, and THERMO retains all right to contract for manufacture of the Products from whatever source upon such occurrence; provided, however, that such termination of the semi-exclusive right shall be stayed, and shall not result in a loss of the right, if the non-compliance is cured by On-Time within thirty (30) days from the date THERMO notifies On-Time of the non-compliance.


   2.3. MANUFACTURE EQUIPMENT, TOOLS, MOLDS, AND IMPLEMENTS. On-Time will cooperate with THERMO in design, mold construction, tooling, templates, and other instruments required to manufacture Products. THERMO shall be invoiced and pay for all actual costs of tools, molds, templates and other instruments designed or created for the manufacture of products, which items will remain in the possession of On-Time as agent for THERMO during the Initial Term of this Agreement and delivered pursuant to THERMO's direction at any time.

   2.4. OWNERSHIP. THERMO shall retain all right, title and interest in and to all molds, templates, tooling and other instruments designed or created specifically for the manufacture of Products. Upon written request, On-Time will deliver to THERMO any and all such templates, tools, molds or other instruments. On-Time shall, during the term of this Agreement, insure that all specially designed tools, molds, templates and other instruments related to the Products are segregated and marked as "owned by THERMOGENESIS", and take other reasonable precautions to insure that such items are not secured by, or seized pursuant to any security interest granted to, any third party.

   2.5. PRODUCT LABELING. All Products shall be identified as belonging to THERMOGENESIS, contain all required trademarks and patent notification, as THERMO may designate from time to time, and otherwise be labeled in full compliance with all requirements of the FDA.

   2.6. WARRANTY OF TITLE. On-Time warrants that all Products delivered or shipped shall be shipped free and clear of all liens or encumbrances and title shall pass to the designated purchaser, end user, or THERMO, as appropriate.

   2.7. PRODUCT WARRANTY AND REPAIR. On-Time warrants that all Products shall be free from defects in material and workmanship in the manufacture of such Products (exclusive of design) for a period of one (1) year following shipment. On-Time shall repair or replace at no cost to THERMO, or any purchaser or end-user of THERMO Products, any Products found to be defective in manufacturing material or workmanship.
   2.8. REPLACEMENTS AND RETURN. Products may be returned for replacement only during the applicable warranty period, as identified in paragraph 2.7 above. Upon receipt of an allegedly defective item, On-Time shall immediately ship a replacement item. All shipping charges shall be borne by On-Time. On-Time shall notify THERMO promptly of any returned Products, and will hold such Products at its facility until such time as an officer of THERMO clears the Products for repair and redistribution. If any Product is deemed incapable of repair, it shall be destroyed and not distributed.

   2.9. TERM. The semi-exclusive rights granted by THERMO to On-Time with respect to the manufacture of the Products shall continue for thirty (30) months from the date of this Agreement ("Initial Term"), unless terminated or limited earlier as provided in this Agreement.

3. ORDERS AND DELIVERIES.

   3.1. ORDERS. THERMO will submit orders for manufacture of Products as needed on a semi-monthly basis. All orders for products shall be on THERMO's standard Purchase Order Form, a copy of which is attached hereto as Exhibit D.


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   3.2. PRICING.   Upon execution of this Agreement,  and from time to time
as  changes  are  made, On-Time shall provide THERMO in writing  with   its
current pricing schedule and any changes or anticipated changes. The On-Time price list may be changed from time to time upon thirty days prior written notice to THERMO before the effective date of any proposed change. Nothing herein shall be construed to limit in any respect the fair pricing provision in section 2.2.1. above.

   3.3. DELIVERY OF PRODUCTS. On-Time agrees to deliver all of the Products ordered in accordance with written instructions from THERMO during the term of this Agreement. All costs of delivery shall be borne by THERMO.

   3.4. TITLE AND RISK OF LOSS. Title to all Products shipped and all risk of loss or damage for any Products will be passed on to THERMO or to such financing institution or other party or parties as may have been designated by THERMO upon delivery to shipper FOB On-Time. On-Time will bear the risk of loss or damage prior to delivery to the designated carrier.

4. INVOICING AND PAYMENT FOR MANUFACTURING SERVICES. Invoices for manufacturing costs and services rendered will be sent to THERMO by On-Time on the fifteenth and last day of each month through out the term of this Agreement. THERMO shall pay all invoices received within thirty (30) days from receipt in accordance with the following schedule:

   4.1.  Cash , or

   4.2 At the election of On-Time, each invoice or portion thereof will be paid through issuance of THERMO common stock to On-Time, subject to the limitation on amount of stock provided in section 4.3 and valued as provided in section 4.4 below.

   4.3. At no time during the term of this Agreement shall On-Time be entitled to receive in the aggregate more than 1,000,000 shares of THERMO common stock through payment of invoices and the amount of the election will not be less than 25% of the average total monthly invoices presented to THERMO by On-Time.

   4.4. For purposes of payment on the invoices, the shares of THERMO common stock shall be valued as follows: (i) On-Time shall convert on July 30, 1996 all current payables from THERMO to On-Time accumulated through June 30, 1996 at $2.40 per share and (ii) subsequently, all payables from THERMO to On-Time shall convert to THERMO common stock at a rate of a 25% discount from the market price of THERMO stock on the date the election is made by On-Time.

   4.5 Dilution. All references to price per share and number of shares will be adjusted for any subsequent stock consolidations, stock splits or stock splits in the form of a dividend.

   4.6. On-Time acknowledges that the THERMO shares of common stock and the warrant, and the shares of common stock issuable upon exercise of the warrant, have not been registered with the Securities and Exchange Commission or pursuant to applicable state securities laws and, therefore, such shares are "restricted securities" as that term is defined in the Securities Act of 1933, as amended (the "Act"). On-Time further acknowledges that such restricted securities may not be transferred, sold or otherwise hypothecated unless first registered under the Act and applicable state laws, unless an opinion of counsel satisfactory to THERMO is first delivered and states that such transfer is exempt from the registration requirements under state and federal securities laws. However, should THERMO file a registration statement in conjunction with an equity placement,THERMO will grant to On-Time piggyback registration rights for the then outstanding THERMO common shares held by On-Time in accordance with section 5 below.

   4.7. In connection with THERMO's agreement to issue stock in payment of invoices as provided herein, On-Time makes the representations and warranties contained on Exhibit B, and shall affirm those representations and warranties prior to transmitting to THERMO each invoice for manufacturing services and costs.

5. REGISTRATION RIGHTS.

   5.1  DEFINITIONS.  For purposes of this Section 5:

        (a) ACT. The term "Act" means the Securities Act of 1933, as amended;

        (b)  1934 ACT. The  term  "1934  Act" means the Securities Exchange
Act          of 1934, as amended;

        (c)  HOLDER. The term "Holder" means On Time;

        (d) REGISTRABLE SECURITIES. The term "Registrable Securities" means: (i) Common Stock issued to Holder upon conversion of outstanding invoices and debt as set forth in this Agreement and (ii) any Common Stock of Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock;

        (e) REGISTRATION; REGISTER OR REGISTERED. The terms "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of the effectiveness of such registration statement;


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        (f)  RULE 144. The term "Rule 144" means Rule 144 as promulgated by the SEC under the Act, as amended from time to time, or any similar or successor rule that may be promulgated by the SEC;

        (g)  SEC.  The  term  "SEC"  means  the   Securities  and  Exchange
Commission.

   5.2 COMPANY REGISTRATION. Subject to paragraph 5.6, if at any time within the next twelve months the Company proposes to Register any of its Common Stock under the Act in connection with the public offering of such securities solely for cash on a form that would also permit the Registration of the Registrable Securities, Company shall, each such time, promptly give Holder written notice of such determination. Upon the written request of Holder given within twenty (20) days after the mailing of any such notice by Company, Company shall use its best efforts to include in such Registration and cause to be Registered all of the Registrable Securities that Holder has requested be Registered.

   5.3 REGISTRATION PROCEDURES. Whenever required under paragraph 5.2 to use its best efforts to effect the Registration of any Registrable Securities, Company shall accomplish the following as expeditiously as reasonably possible:

        (a) REGISTRATION STATEMENT. Prepare and file with the SEC a registration statement with respect to such Registrable Securities ("Registration Statement") and use its best efforts to cause such Registration Statement to become and remain effective. In connection with any proposed Registration intended to permit an offering of any securities from time to time, Company shall in no event be obligated to cause any such Registration to remain effective for more than one hundred and twenty (120) days or until Holder has completed the distribution; provided, that such one hundred twenty (120) day period shall be extended (i) for such period of time as the Holder refrains from selling any securities included in such Registration at the request of an underwriter of Common Stock or other securities of Company; and (ii) in the case of any registration on Form S-3 of Registrable Securities which are intended to be offered on a continuous or delayed basis, for such period of time as is necessary to keep the Registration Statement effective until all such Registrable Securities are sold. The foregoing exception contained in clause (ii) of paragraph 16.3(a) shall apply only if Rule 145 permits an offering on a continuous or delayed basis, and applicable rules under the Act permit the incorporation by reference in the Registration Statement of the Required Information contained in periodic reports filed by Company pursuant to Section 13 or 15(d) of the 1934 Act in lieu of filing a posteffective amendment. As used herein "Required Information" means (i) facts or events representing a material or fundamental change in the information included in the Registration Statement or (ii) prospectus required by Section 19(a)(3) of the Act;


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        (b)  AMENDMENTS.  Prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to comply with the provisions of the Act for the disposition of securities covered by such Registration Statement;

        (c) COPIES. Furnish to Holder copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act and all applicable SEC rules and regulations, and such other documents as the Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by them, including without limitation an earnings statement which satisfies the provisions of Section 11(a) of the Act;

        (d)  BLUE SKY. Use its best efforts  to  Register  and  qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall reasonably be appropriate for the distribution of the securities covered by the Registration Statement; provided, that Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions. If any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in the jurisdiction be borne by the selling shareholders, then expenses shall be payable by the selling shareholders pro rata, to the extent required by such jurisdiction; and

        (e) TRANSFER AGENT. Provide a transfer agent and registrar for all Registrable Securities to be registered pursuant to such Registration Statement and a CUSIP number for all Registrable Securities, in each case not later than the effective date of such Registration.

   5.4 HOLDER INFORMATION. As a condition precedent to the obligations of Company to take any action pursuant to this Agreement, Holder shall furnish to Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as Company shall reasonably request and as shall be required in connection with the action to be taken by Company.

   5.5 REGISTRATION EXPENSES. Company shall bear all expenses of Registration (excluding underwriting discounts and all legal fees and expenses of the Holder). Such expenses of Registration shall include without limitation, Registration, qualification and filing fees and legal fees of Company. All underwriting discounts with respect to such shares shall be borne by Holder requesting registration in proportion to the number of shares registered on behalf of Holder.


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   5.6  UNDERWRITING   REQUIREMENTS.   In  connection  with  any   offering
involving an underwriting of shares being issued by Company, Company shall not be required under paragraph 5.2 to include any of Holder's Registrable Securities in such underwriting unless Holder accept the terms of the underwriting as agreed upon between Company and the underwriters selected by it and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by Company. If the total amount of securities that Holder requests to be included in such offering exceeds the amount of securities that the underwriters reasonably believe to be compatible with the success of the offering, Company shall only be required to include in the offering so many of the securities of Holder as the underwriters believe will not jeopardize the success of the offering.

   5.7 ALLOCATION OF RIGHTS. If the total number of shares of Registrable Securities and other Common Stock with registration rights (including Common Stock to be received upon conversion of convertible securities)("Other Shares") exceeds the number of shares to be included in a Registration, then the number of shares of Registrable Securities and Other Shares to be included in the Registration shall be allocated among Holder of the Registrable Securities and shareholders of the Other Shares on the basis of the proportionate number of shares held by Holder (assuming full conversion). If Holder or other selling shareholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him or her, then the remaining portion of his or her allocation shall be reallocated among those requesting Holder and other selling shareholders whose allocations did not satisfy their requests on the basis of the number of shares of Registrable Securities and Other Shares held by Holder and other selling shareholders (assuming full conversion). This procedure shall be repeated until all Registrable Securities and Other Shares which may be included in the Registration have been so allocated.

   5.8 NO DELAY OF REGISTRATION. Holder shall have no right to take any action to restrain, enjoin, or otherwise delay any Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.


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   5.9  INDEMNIFICATION.  In  the  event  any  Registrable  Securities  are included in a Registration Statement pursuant to this Agreement:

        (a) INDEMNIFICATION BY COMPANY. To the extent permitted by law, Company shall indemnify and hold harmless Holder requesting or joining in a Registration, its legal counsel, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such Registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) arise out of any violation by Company of any rule or regulation promulgated under the Act applicable to Company and relating to action or inaction required of Company in connection with any such Registration. In such event Company shall reimburse Holder, such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this paragraph 5.9(a) shall not apply to (i) amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Company (which consent shall not be unreasonably withheld) nor
(ii) any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such Registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such Registration by any such Holder, underwriter or controlling person;



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        (b)  INDEMNIFICATION BY HOLDER. To the  extent  permitted  by  law,
Holder joining in a Registration will indemnify and hold harmless Company, each of its officers, legal counsel and directors, and each person, if any, who controls Company within the meaning of the Act and each agent and any underwriter for Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which Company or any such director, officer, legal counsel, controlling person, agent or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) (i) arise out of or are based upon any untrue statement or any material fact contained in such Registration statement, including any preliminary prospectus or final prospectus therein or any amendments or supplements thereto, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by Holder expressly for use in connection with such registration. Holder will reimburse any legal or other expenses reasonably incurred by Company or any such director, officer, legal counsel, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this paragraph 5.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld);

        (c) NOTICE. Promptly after receipt by an indemnified party under this paragraph 5.9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph, but the failure to notify the indemnifying party shall not relieve him of any liability that the indemnifying party may have to any indemnified party otherwise than under this paragraph 5.9; and


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        (d)   CONTRIBUTION.   If  the  indemnification provided for in this
paragraph 5.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party hereunder with respect to any loss, liability, claim, damage or expense, then the indemnifying party, in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party and of the indemnified party in connection with the statement or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, and the opportunity to correct or prevent such statement or omission.


   5.10 TERMINATION OF COMPANY'S OBLIGATIONS. The right of Holder to obtain Registration pursuant to this Agreement shall terminate on, or on the first date after, the earlier of (i) the first anniversary of this Agreement, or
(ii) the closing of the first Registered public offering of Company's Common Stock initiated by Company if all shares of Registrable Securities held or entitled to be held upon conversion by Holder may immediately be sold under Rule 144 of the Act during any ninety (90)-day period.

   5.11 REPORTS UNDER 1934 ACT. In order to allow the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulations of the SEC that may at any time permit the Holder to sell securities of Company to the public without Registration, Company agrees to use its best efforts to:

        (a) PUBLIC INFORMATION. Make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first Registration Statement covering an underwritten public offering filed by Company;

        (b) FILING. File with the SEC in a timely manner all reports and other documents required of Company under the Act and the 1934 Act; and


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        (c)  COPIES OF REPORTS. Furnish upon request to any Holder, so long as such Holder owns any Registrable Securities: (i) a written statement by Company that Company has complied with the reporting requirements of Rule 144, the Act and the 1934 Act (at any time after it has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of Company; and (iii) such other reports and documents so filed by Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without Registration.

   5.12 LOCKUP AGREEMENT. Upon the request of Company or the underwriters managing any underwritten offering of Company's securities, in connection with any Registration, Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the Registration) without the prior written consent of Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty
(180) days) from the effective date of such Registration as Company or other underwriters may specify. The obligations of the Holders under this paragraph 5.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future. Company may impose stop-transfer instructions with respect to all shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180)-day period.

   5.13 NO LIMITATION ON FUTURE REGISTRATION RIGHTS. Other than the obligations imposed hereunder on Company to allocate registration rights, Company shall not be restricted from granting any form of registration rights to any person.

   5.14 TRANSFER OF REGISTRATION RIGHTS. The registration rights of Holder under this Agreement may not be transferred to any other party.


6. REPRESENTATIONS AND WARRANTIES. Each of the parties represents and warrants to the other as specified below and acknowledges that each such representation and warranty is a material inducement to the agreement of the other party hereunder:

   6.1. THERMO and On-Time each represents and warrants that the execution, delivery and performance by each of their respective obligations hereunder are duly authorized by all necessary corporate action;
   6.2. On-Time represents and warrants that it has not granted any rights to any third party inconsistent with the rights granted THERMO hereunder;


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   6.3. THERMO and On-Time each represents  and  warrants respectively that it has, and will continue to maintain the capacity, facilities and personnel necessary to perform its obligations under this Agreement;

   6.4. On-Time and THERMO each represents and warrants respectively that it will make no representations, warranties or guarantees to anyone with respect to the specifications or capabilities of the Products;

7. SATISFACTION OF REQUIREMENTS. On-Time shall maintain a reasonable inventory, to be determined mutually by On-Time and THERMO, of the Products sufficient to serve adequately the needs of prospective Purchasers on a reasonable and timely basis. On-Time shall use its best efforts to advise THERMO in advance of any inability to produce or deliver the Products which THERMO has previously ordered. On-Time shall indemnify THERMO from any and all expenses, costs or liability that THERMO may incur as a result of On-Time's failure to produce an adequate number of Products at times specified.

8. COMPLIANCE WITH LAWS. Each party shall comply with all laws, rules and regulations applicable to the manufacture, marketing and distribution of the Products.

9. EVENTS OF GOD. Neither party shall be responsible for any failure to perform due to unforeseen circumstances or to causes beyond its control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes or shortages of transportation, facilities, fuel, energy, labor or materials. In the event of any such delay, the affected party may defer the delivery date for a period equal to the time of such delay.

10. INSURANCE. On-Time shall purchase and maintain all appropriate insurance relating to the manufacture, storage and shipment of the Products in appropriate amounts. On-Time shall provide THERMO with proof of such insurance promptly upon obtaining such insurance and name THERMO as an alternate loss payee.

11. CONFIDENTIALITY. On-Time, its officers, directors and key employees, shall enter into THERMO's standard form of confidentiality agreement, the form of which is attached as Exhibit C, and On-Time shall take reasonable precautions to protect THERMO proprietary and confidential information from improper release, disclosure, or use.

12.     NO  ASSIGNMENT.   This Agreement shall not be assigned by any party
without the prior written consent of the other. Any assignment contrary to the provisions of this Agreement shall be null and void.


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13.     RELATIONSHIP. Except as expressly  provided  herein,  neither party shall have any authority to represent the other as agent or bind the other in any manner. Neither this Agreement nor the performance of any part of its provisions shall be construed to in any manner that would render one party the agent or representative of the other, nor shall this Agreement be deemed to establish a joint venture or partnership. This Agreement shall not give rise to any rights in any third parties.

14.     TERMINATION; EFFECT.

   14.1.  TERMINATION.   THERMO shall have  the  right  to  terminate  this
Agreement immediately, upon written notification and without further action, if:

     (a) Any of the terms or conditions of this Agreement are breached by On-Time and THERMO, in its sole discretion, determines that such breach is material and may result in an impairment of its rights to the trademarks and other intellectual property rights in and to its Products, or which may result in impairment of the value of the trademarks or other intellectual property rights in and to the Products; provided, however, that On-Time shall have a thirty (30) day period from the date of notification by THERMO to cure any identified breach.

     (b) On-Time fails to use the appropriate trade mark and logo designations in conjunction with the manufacture of the Products, or otherwise takes any action that would be inconsistent with THERMO's ownership and rights in and to the trademarks or Products.

     (c) Harold Hucakaba becomes incapacitated or otherwise unable to perform day to day duties at On-Time, whether by death, disability or otherwise ("Incapacity"); provided, however, that a termination will not result if the Incapacitation does not impair the service and quality of the service to THERMO, or otherwise impair the ability of On-Time to meet its obligations under this Agreement.

   14.2. AUTOMATIC TERMINATION. This Agreement shall terminate, without any action by THERMO, upon the bankruptcy or insolvency of either party, or upon an assignment of rights or accounts for the benefit of creditors, appointment of a receiver, or other relief from creditors.


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   14.3. EFFECT OF TERMINATION.  Upon the expiration  of  this Agreement by its terms, or upon the earlier termination as provided above, all rights granted hereunder shall revert back to THERMO and On-Time shall immediately cease and thereafter refrain from all use of the trademarks and manufacture
of the  Products.   If  this  Agreement  is terminated earlier, as provided
above, On-Time shall deliver to THERMO, within  one   (1)  week, all molds,
dies, templates, and other tooling developed for the manufacture of THERMO products, and shall deliver all work in progress and completed work held in inventory to such location as THERMO may designate.

15.     MISCELLANEOUS.

   15.1. ENTIRE AGREEMENT. This document and its exhibits constitute the entire agreement between the parties, all oral agreements being merged
herein,   and   supersede  all  prior  representations.    There   are   no
representations, agreements, arrangements, or understandings, oral or written, between or among the parties relating to the subject matter of this Agreement that are not fully expressed herein or therein.

   15.2. AMENDMENT. The provisions of this Agreement may be modified at any time by agreement of the parties. Any such agreement hereafter made shall be ineffective to modify this Agreement in any respect unless in writing and signed by the parties against whom enforcement of the modification or discharge is sought.

   15.3. WAIVER. Any of the terms or conditions of this Agreement may be waived at any time by the party entitled to the benefit thereof, but no such waiver shall affect or impair the right of the waiving party to require observance, performance or satisfaction either of that term or condition as it applies on a subsequent occasion or of any other term or condition.

   15.4. NOTICES. Any notice under this Agreement shall be in writing, and any written notice or other document shall be deemed to have been duly given (i) on the date of personal service on the parties, (ii) on the third business day after mailing, if the document is mailed by registered or certified mail, (iii) one day after being sent by professional or overnight courier or messenger service guaranteeing one-day delivery, with receipt confirmed by the courier, or (iv) on the date of transmission if sent by telegram, telex, telecopy or other means of electronic transmission resulting in written copies, with receipt confirmed. Any such notice shall be delivered or addressed to the parties at the addresses set forth below or at the most recent address specified by the addressee through written notice under this provision. Failure to conform to the requirement that mailings be done by registered or certified mail shall not defeat the effectiveness of notice actually received by the addressee.


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   15.5. ATTORNEYS' FEES. If the services  of  an  attorney are required by any party to secure the performance of this Agreement or otherwise upon the breach or default of another party to this Agreement, or if any judicial remedy or arbitration is necessary to enforce or interpret any provision of this Agreement or the rights and duties of any person in relation thereto, the prevailing party shall be entitled to reasonable attorneys' fees, costs and other expenses, in addition to any other relief to which such party may be entitled. Any award of damages following judicial remedy or arbitration as a result of the breach of this Agreement or any of its provisions shall include an award of prejudgment interest from the date of the breach at the maximum amount of interest allowed by law.

   15.6. POST-JUDGMENT ATTORNEYS' FEES. If the services of an attorney are required by any party to enforce a judgment rendered in connection with this Agreement, the judgment creditor shall be entitled to reasonable attorneys' fees, costs and other expenses, and such fees, costs and expenses shall be recoverable as a separate item. This provision shall be severable from all other provisions of this Agreement, shall survive any judgment, and shall not be deemed merged into the judgment.

   15.7. GOVERNING LAW. The rights and obligations of the parties and the interpretation and performance of this Agreement shall be governed by the law of California, excluding its conflict of laws rules. Each party consents to the jurisdiction of, and any actions arising under this Agreement shall be heard and resolved in, courts in the the County of Sacramento, State of California such forum shall be the sole and exclusive venue for any such action.
                       THERMOGENESIS CORP.
                       (A DELAWARE CORPORATION)


DATE: ___________           BY: _________________________________
                        (WALTER J. LUDT, III)
                        ITS:   VICE-PRESIDENT AND CHIEF  OPERATING  OFFICER

                       Address:   11431 Sunrise Gold Circle, Suite A
                                 Rancho Cordova, California 95742
                                 Fax: (916) 635-2163

                                    ON-TIME MANUFACTURING, INC.
                       (A __________ CORPORATION)

DATE: ___________          BY: _________________________________
                       (HAROLD HUCKABA)
                      ITS:  PRESIDENT

                       Address:  5230 Hwy 50 East
                                Carson City, NV  89706
                                Fax: (702) 883-8748




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